UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 _________________________________________

FORM 8-K

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CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2022

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Acutus Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-39430	45-1306615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Faraday Ave., Suite 100 Carlsbad, CA		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 232-6080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	AFIB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Takeo Mukai as Interim Chief Financial Officer

On August 22, 2022, Acutus Medical, Inc. (the “Company”) announced that Takeo Mukai has been appointed the Company’s interim Chief Financial Officer, effective August 22, 2022.

Mr. Mukai, 42, has served as the Company’s Vice President, Finance since July 2021. Prior to his service with the Company, Mr. Mukai served in various roles of increasing responsibility with Medtronic, Inc. (“Medtronic”) from 2007 to 2021, including: Finance Director, Neurovascular and Cerebrospinal Fluid Business Units, from July 2019 to July 2021; Finance Director, Global Growth Platforms, from May 2018 to July 2019; and Finance Director, Type 2 Diabetes Business Unit, from August 2014 to May 2018. Mr. Mukai received a B.S., Business Administration, from the Carnegie Mellon University in 2001 and an MBA from the University of Southern California, Marshall School of Business, in 2011.

As the Company’s interim Chief Financial Officer, effective August 19, 2022, Mr. Mukai will be entitled to a base salary of $300,000 and be eligible for an annual incentive cash bonus with a target payout of 40% of base salary under the Company’s Short-Term Cash Incentive Program. In addition, the Company’s board of directors (the “Board”) also approved that Mr. Mukai will be granted restricted stock units (“RSUs”) with respect to 20,000 shares of the Company’s common stock. The RSUs will vest annually over a four-year period. Mr. Mukai will also be entitled to a $60,000 cash retention bonus, subject to his continued service with the Company through July 31, 2023.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Mukai and any of the Company’s executive officers or directors or persons nominated or chosen to become directors or executive officers. There is no arrangement or understanding between Mr. Mukai and any other person pursuant to which Mr. Mukai was appointed as interim Chief Financial Officer. There are no transactions requiring disclosure under Item 404(a) of Regulation S-K.

Election of Directors; Resignation of Directors

On August 22, 2022, the Company announced that Jim Hinrichs and Daniella Cramp, each a Class III director of the Board, resigned from the Board and each applicable committee thereof, effective August 22, 2022. The Company further announced that, effective August 22, 2022, the Board had fixed the size of the Board at eight members, with three Class I directors, three Class II directors and two Class III directors, and appointed Jason Garland to fill the vacancy as a Class III director of the Board, to serve until the expiration of the term of the Class III directors at the Company’s annual meeting of stockholders to be held in 2023 and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

Mr. Garland was also appointed to serve on the Audit Committee of the Board (and to chair such committee), effective August 22, 2022. The Board determined that Mr. Garland qualifies as an independent director pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) and the listing standards of the Nasdaq Stock Market, and meets the additional requirements of the SEC and the Nasdaq Stock Market for membership on the Audit Committee of the Board. The Board also appointed Ms. Niamh Pellegrini, an independent member of the Board, to serve on the Compensation Committee of the Board, effective August 22, 2022.

Mr. Garland, 49, has served as Executive Vice President & Chief Financial Officer of Integer Holdings Corp (NYSE: ITGR) since October 2018. Prior to that, Mr. Garland served as Divisional Vice President & Chief Financial Officer, Global Sales, at Tiffany & Co from October 2017 to October 2018 and Divisional Vice President & Chief Financial Officer, Diamond & Jewelry Supply, at Tiffany & Co from July 2015 to October 2017. Prior to Tiffany &

Co, since the late-1990s, Mr. Garland served in various financial and accounting roles of increasing responsibility with affiliates of General Electric Co, including with GE Energy Management, GE Aviation Services and GE Oil & Gas Global Services. Mr. Garland received a B.S., Chemical Engineering, from the University of New Hampshire, Durham, in 1995.

The resignations of Mr. Hinrichs and Ms. Cramp from the Board were not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Garland and any of the Company’s executive officers or directors or persons nominated or chosen to become directors or executive officers. There is no arrangement or understanding between Mr. Garland and any other person pursuant to which Mr. Garland was appointed as a member of the Board. There are no transactions requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Garland will receive compensation for his service as a member of the Board in accordance with the Company’s Non-Employee Director Compensation Policy, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2022, except that he will not receive a stock option or restricted stock unit award for 2022 under such policy. Mr. Garland will receive an initial grant of stock options with respect to 32,500 shares of the Company’s common stock and an initial grant of restricted stock units with respect to 14,000 shares of the Company’s common stock, each of which vests over a period of three years, subject to Mr. Garland’s continued service on the Board through the applicable vesting date.

Mr. Garland has also entered into the Company’s standard form of indemnification agreement, the form of which is filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 30, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Acutus Medical, Inc.

Date: August 22, 2022	By:	/s/ Tom Sohn
Tom Sohn
Senior Vice President, General Counsel

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